UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) September 13, 2005
                                                  ------------------------------

                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                000-10436               25-1324733
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 (State or other jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)            File Number)          Identification No.)

       415 Holiday Drive, Pittsburgh, Pennsylvania           15220
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        (Address of principal executive offices)           (Zip Code)

 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------

                                      None
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement
------------------------------------------------------------

                  On September 13, 2005, the Registrant and its subsidiaries, CXT Incorporated, Natmaya, Inc. and Fosmart, Inc. (collectively the "Company") executed the First Amendment to the Revolving Credit and Security Agreement originally dated May 5, 2005 (the "Agreement') by and among the Company and PNC Bank National Association, as lender and agent, LaSalle Bank National Association and First Commonwealth Bank. Under the First Amendment, the Company's maximum credit line was increased from $60,000,000 to $75,000,000. The Company's maximum borrowings under the Agreement continue to be limited to specified percentages of the Company's eligible inventory and eligible receivables.


Item 9.01         Financial Statements and Exhibits
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(c)      Exhibits

     10.0.1 First Amendment dated September 13, 2005 to Revolving Credit and Security Agreement

                                   SIGNATURES
                                   ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
                                          -------------------
                                          (Registrant)


Date:  September 14, 2005
                                          /s/David J. Russo
                                          --------------------------------------
                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------


10.0.1 First Amendment dated September 13, 2005 to Revolving Credit and Security Agreement.